UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2007
VALERO ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas (Address of principal executive offices)	78249 (Zip Code)
Registrant’s telephone number, including area code: (210) 345-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)	Appointment of Certain Officers.
     On October 25, 2007, the Board of Directors of Valero Energy Corporation (the “Company”) promoted Richard J. Marcogliese to Executive Vice President and Chief Operating Officer of the Company. As a result of this promotion and in addition to refining operations, Mr. Marcogliese will be responsible for the Company’s commercial operations, including marketing, supply and transportation. His annual base salary will be increased, as discussed below.
     Mr. Marcogliese, 54, currently serves as Executive Vice President — Operations and was elected to that position in December 2005. He previously served as Senior Vice President overseeing refining operations since July 2001. Mr. Marcogliese joined the Company from Exxon Mobil Corporation in May 2000 as the Vice President and General Manager of the Company’s Benicia Refinery. He then transferred to the Company’s corporate office in June 2001 as head of Strategic Planning.
   On October 29, 2007, the Company issued a press release announcing the promotion of Mr. Marcogliese. A copy of the press release is attached hereto as Exhibit 99.01.
(e)	Compensatory Arrangements of Certain Officers.
     On October 25, 2007, the Company approved increases to the annual base salaries for, and made certain long-term incentive awards to, certain of its executive officers (including named executive officers, as defined in Item 402(a)(3) of Regulation S-K).
     Base Salaries. The Company approved increases to the annual base salaries of certain executive officers of the Company effective January 1, 2008. The new base salaries for these executive officers are set forth below.

Name, Title	New Base Salary
Richard J. Marcogliese, Executive Vice President and Chief Operating Officer	$855,000
Michael S. Ciskowski, Executive Vice President and Chief Financial Officer	$600,000
Joseph W. Gorder, Executive Vice President — Marketing and Supply	$445,000
     Stock Options. Options (the “Options”) to purchase shares of common stock, $0.01 par value, of the Company (“Common Stock”) were issued to the following executive officers of the Company in the quantities listed below. The Options were granted pursuant to the Company’s 2005 Omnibus Stock Incentive Plan (the “2005 OSIP”). The Options have a term of seven years and vest in annual one-fifth increments beginning on the first anniversary of the grant date. The Options have an exercise price of $71.45, representing the average of the high and low reported sales prices per share of the Common Stock on the New York Stock Exchange on the date of grant (as required per the terms of the 2005 OSIP).

Name, Title	Option Shares
William E. Klesse, Chief Executive Officer and Chairman of the Board	110,000
Gregory C. King, President	54,400
Richard J. Marcogliese, Executive Vice President and Chief Operating Officer	51,400
Michael S. Ciskowski, Executive Vice President and Chief Financial Officer	22,000
Joseph W. Gorder, Executive Vice President — Marketing and Supply	15,900
S. Eugene Edwards, Executive Vice President — Corporate Development and Strategic Planning	15,400
     Restricted Stock. Shares of restricted Common Stock (“Restricted Shares”) were issued to the following executive officers of the Company in the quantities listed below. The Restricted Shares were granted pursuant to the 2005 OSIP. The Restricted Shares vest in annual one-fifth increments beginning on the first anniversary of the grant date.

Name, Title	Restricted Shares
William E. Klesse, Chief Executive Officer and Chairman of the Board	45,000
Gregory C. King, President	22,440
Richard J. Marcogliese, Executive Vice President and Chief Operating Officer	21,200
Michael S. Ciskowski, Executive Vice President and Chief Financial Officer	9,000
Joseph W. Gorder, Executive Vice President — Marketing and Supply	6,560
S. Eugene Edwards, Executive Vice President — Corporate Development and Strategic Planning	6,360
     Performance Share Awards. Awards of performance shares were granted to the following executive officers of the Company in the quantities stated below. The performance shares were granted pursuant to the 2005 OSIP. The performance shares are payable in shares of Common Stock. The performance shares will vest annually in one-third increments beginning in January 2009 upon verification of the Company’s attainment of certain performance standards as determined by the Compensation Committee of the Company. Upon vesting, the performance shares are converted into a number of shares of Common Stock based upon the Company’s total stockholder return during rolling three-year periods that end on December 31 of each year prior to the scheduled vesting date. At the end of each performance period, the Company’s total stockholder return is compared to its peer group and is ranked by quartile. Holders of the performance shares then earn 0 percent, 50 percent, 100 percent or 150 percent of that portion of the initial grant that is vesting, depending upon whether the Company’s total stockholder return is in the last, 3rd, 2nd or 1st quartile, respectively, and they earn 200 percent if the Company ranks highest in the group.

Name, Title	Performance Shares
William E. Klesse, Chief Executive Officer and Chairman of the Board	38,000
Gregory C. King, President	18,720
Richard J. Marcogliese, Executive Vice President and Chief Operating Officer	17,680
Michael S. Ciskowski, Executive Vice President and Chief Financial Officer	7,500
Joseph W. Gorder, Executive Vice President — Marketing and Supply	5,470
S. Eugene Edwards, Executive Vice President — Corporate Development and Strategic Planning	5,300
Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Valero Energy Corporation 2005 Omnibus Stock Incentive Plan, as amended and restated effective October 1, 2005 — incorporated by reference to Exhibit 10.01 to the Company’s Current Report on Form 8-K dated October 20, 2005, and filed October 26, 2005.

10.02	Form of Restricted Stock Agreement pursuant to the 2005 Omnibus Stock Incentive Plan — incorporated by reference to Exhibit 10.02 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

10.03	Form of Stock Option Agreement pursuant to the 2005 Omnibus Stock Incentive Plan — incorporated by reference to Exhibit 10.03 to the Company’s Current Report on Form 8-K dated October 20, 2005, and filed October 26, 2005.

10.04	Form of Performance Award Agreement pursuant to the 2005 Omnibus Stock Incentive Plan — incorporated by reference to Exhibit 10.02 to the Company’s Current Report on Form 8-K dated January 18, 2006, and filed January 20, 2006.

99.01	Press release dated October 29, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION
Date: October 31, 2007	By:	/s/ Jay D. Browning
Jay D. Browning
Senior Vice President and Secretary

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